UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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      (as permitted by Rule 14a-6(e)(2) )
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                           INTRAOP MEDICAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           INTRAOP MEDICAL CORPORATION
                               570 Del Rey Avenue
                           Sunnyvale, California 94085

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Whether or not you expect to attend the annual meeting, please complete, sign, date and promptly mail your proxy in the envelope provided for your convenience. You may revoke this proxy at any time prior to the annual meeting and, if you attend the annual meeting, you may vote your shares in person.

     The annual meeting of stockholders of IntraOp Medical Corporation, a Nevada corporation, will be held at Sheraton Hotel, Orchid Room, 1100 North Mathilda Avenue, Sunnyvale CA 94089 at 2:00 p.m. (local time) on August 8, 2006, for the following purposes:

Proposal 1: To elect eight (8) members of the Board of Directors for terms expiring at the 2006 Annual Meeting of Stockholders;

Proposal 2: To approve an amendment and restatement of the 1995 Stock Option Plan, to be renamed the "IntraOp Medical Corporation 2005 Equity Incentive Plan" and authorize the issuance of an additional 1,600,000 shares under the Plan;

Proposal 3: To ratify the selection of Pohl, McNabola, Berg & Company, LLP as the auditors of our financial statements for the fiscal year ending September 30, 2006;

and to transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The close of business on June 6, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

     All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if such stockholder has returned a proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                                   /s/ Mary Louise Meurk
                                                   -----------------------------
                                                   Mary Louise Meurk, Secretary
                                                   IntraOp Medical Corporation

Dated: June 20, 2006

                                TABLE OF CONTENTS



General Information........................................................1
Executive Officers and Directors...........................................4
Board Committees and Meetings..............................................7
Report of the Audit Committee.............................................10
Section 16(A) Beneficial Ownership........................................11
Security Ownership........................................................12
Equity Compensation Plan Information......................................14
Executive Compensation....................................................14
Certain Relationships And Related Transactions............................16
Discussion of Proposals...................................................17
Other Matters.............................................................23

Appendix A: Nominating Committee Charter..........................A-1
Appendix B: Audit Committee Charter...............................B-1
Appendix C: 2005 Equity Incentive Plan............................C-1
Appendix D: Proxy ................................................D-1

                           INTRAOP MEDICAL CORPORATION
                               570 Del Rey Avenue
                           Sunnyvale, California 94085

                                 PROXY STATEMENT
                                     for the
                         Annual Meeting of Stockholders
                          To be Held on August 8, 2006

                       -----------------------------------

                               GENERAL INFORMATION
                       ABOUT THE ANNUAL MEETING AND VOTING

     This proxy statement contains information about IntraOp Medical Corporation's annual meeting of stockholders to be held on August 8, 2006, or at any adjournments thereof, for the purposes set forth herein and in the foregoing notice. This proxy statement and the accompanying proxy are being mailed to our stockholders on or about July 7, 2006.

Who can vote at the annual meeting?

The close of business on June 6, 2006, is the record date fixed by our Board of Directors of for determining those stockholders entitled to vote at the annual meeting. Outstanding shares entitled to vote on the record date consisted of 20,729,801 shares of common stock.

How many votes do I have?

     Each stockholder of record at the close of business on the June 6, 2006 is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders at the annual meeting.

What constitutes a quorum?

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares entitled to vote represented in person or by proxy at the annual meeting. Under applicable Nevada state law, if a quorum exists, action on a matter other than the election of directors is approved if a majority of shares voting at the annual meeting in person or proxy favor the proposed action.

     IntraOp's bylaws provide that, in the event that a quorum does not exist at a stockholder meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.


What vote is required for each proposal?

Proposal 1: Election of Directors. The eight nominees for director who receive the most votes cast by holders of our common stock at the annual meeting, will be elected.

Proposal 2: Amendment and Restatement of 1995 Stock Option Plan. The affirmative vote of a majority of the votes cast at the annual meeting date is required to approve the amendment and restatement of the 1995 Stock Option Plan (the "Plan").


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


Proposal 3: Ratification of the selection of Independent Registered Public Accounting Firm. Current law does not require stockholder ratification of the selection of Pohl, McNabola, Berg & Company, LLP as our independent registered public accounting firm. However, we are submitting the selection of Pohl, McNabola, Berg & Company, LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain Pohl, McNabola, Berg & Company, LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent registered public accounting firms at any time during the year if we determine that such a change would be in the best interests of IntraOp and its stockholders.

Voting Shares Held by Brokers, Banks and Other Nominees. If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of our common stock. To vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holders.

Effect of an Abstention and Broker Non-Votes. A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. If a broker indicates on the enclosed proxy card or its substitute that it does not have discretionary authority to vote on a particular matter as to certain shares ("broker non-votes"), those shares will be considered as represented for purposes of determining a quorum, but will not be considered as entitled to vote with respect to that matter. Under applicable rules, brokers will not have discretionary authority with respect to Proposal No. 2, involving the proposed adoption of amendments to, and restatement of, the Plan.

What are the recommendations of the Board of Directors?

     The Board of Directors of IntraOp has unanimously approved all of the proposals we are submitting to you:

     --   Election of the named nominees for director;

     --   Amendment and restatement of the 1995 Stock Option Plan; and

     -- Ratification of the selection of Pohl, McNabola, Berg & Company, LLP as our independent registered public accounting firm.

     The Board of Directors recommends a vote "FOR" the nominees for director, "FOR" the amendment and restatement of the 1995 Stock Option Plan, and "FOR" ratification of Pohl, McNabola, Berg & Company, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

How do I vote by proxy?

     A form of proxy is enclosed for your use at the annual meeting. Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote at the annual meeting. When such proxy is properly executed and returned, the shares it represents will be voted at the annual meeting, in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to exercise, will be voted for the election of the nominees for directors named herein, unless authority to vote is withheld, and in favor of all other proposals stated in the notice of annual meeting and described in this proxy statement.


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


May I change my vote after I return the proxy card?

     The grant of a proxy does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy at any time prior to its exercise by: (i) filing with the IntraOp secretary a duly executed revocation of proxy; (ii) submitting a duly executed proxy to the IntraOp secretary bearing a later date, prior to the stockholder meeting; or (iii) appearing at the annual meeting and voting in person; however, attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions that you receive from your broker to change your instructions.

May I vote in person?

     Yes. If you are a registered holder of IntraOp shares, meaning that your shares are not held in "street name" through a broker or bank, you may attend the annual meeting of stockholders and vote your shares in person, rather than signing and returning your proxy card. If your shares are held in "street name," you must get a proxy from your broker or bank to attend the annual meeting and vote.

Do I need to attend the annual meeting in person?

     No. You do not have to attend the annual meeting to vote your shares of common stock. If you mail your completed, dated and signed proxy card in the enclosed return envelope, your shares will be voted at the annual meeting of stockholders without you attending the annual meeting in person.


Who will pay the costs of solicitation of proxies?

     The accompanying proxy is solicited by and on behalf of our Board of Directors, and the entire cost of such solicitation will be borne by us. In addition, IntraOp's directors and officers and employees may, without additional compensation, solicit proxies for stockholders by mail, telephone, facsimile, or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

Will there be any other matters considered at the annual meeting?

     The annual meeting is called for the specific purposes set forth in the notice of annual meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the annual meeting. At the date of this proxy statement the only matters which management intends to present, or is informed or expects that others will present for action at the annual meeting, are those matters specifically referred to in such notice. As to any matters which may come before the annual meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

What happens if I do not vote?

     If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting.

Who can help answer my questions?

     If you would like additional copies, without charge, of this proxy statement or if you may have questions, including the procedures for voting your shares, you should contact:

     IntraOp Medical Corporation
     570 Del Rey Avenue
     Sunnyvale, California  94085
     Attention: Howard Solovei
     Telephone No.: (408) 636-1020 x 106


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


What information about IntraOp will be provided to me in connection with the annual meeting?

     Our annual report to stockholders for the fiscal year ended September 30, 2005 is enclosed with this proxy statement.


                        EXECUTIVE OFFICERS AND DIRECTORS

     The following table gives certain information as to each person nominated for election as a director and our executive officers as of August 8, 2006:


Name                           Age       Position
----                           ---       --------

Donald A. Goer                 63        Chief Executive Officer, President, and
                                         Director

Paul J. Crowe                  56        Director

Michael Friebe                 41        Director

Keith Jacobsen                 62        Director

Stephen L. Kessler             63        Director

Allen C. Martin                56        Director

John P. Matheu                 84        Director

Theodore L. Phillips, M.D.     73        Secretary and Director

Regis Bescond                  37        Corporate Controller

Scott Mestman                  46        Vice President, Sales and Marketing

Richard Simon                  59        Vice President of Operations

Howard Solovei                 44        Chief Financial Officer

     All officers and key employees, except Donald A. Goer and Howard Solovei, are subject to termination at will. The Board of Directors is elected annually by stockholders, and members of the Board serve until the next annual meeting of stockholders, unless they resign prior to the meeting.

Employment   Contract  and  Termination  of  Employment  and   Change-in-Control
Arrangements

     Donald A. Goer, our Chief Executive Officer, has an employment agreement with IntraOp that provides for an annual salary of $184,800. In addition, Dr. Goer will receive a severance payment equal to one year's salary in the event of IntraOp terminates his employment without cause. The agreement automatically renews for successive one-year periods unless either party gives prior written notice of termination at least 60 days prior to the end of the then current one-year term.

     Howard Solovei, our Chief Financial Officer, has an employment agreement with IntraOp that provides for an annual salary of $166,125. In addition, Mr. Solovei will receive a severance payment equal to (i) two weeks salary times the number of months Mr. Solovei has been employed by IntraOp, up to a maximum of twelve months' salary, if he is terminated by IntraOp without cause or (ii) in


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

the event that Mr. Solovei is terminated without cause and there is a change of control of IntraOp prior to Mr. Solovei's termination or within four months following such a termination, twelve months' salary. The agreement automatically renews for successive one-year periods unless either party gives prior written notice of termination at least 60 days prior to the end of the then current one-year term.

Biographical Information for Executive Officers and Directors

     The business experience of each director, executive officer, and key employee of IntraOp is summarized below. All directors, executive officers, and key employees, except Mr. Bescond, Mr. Crowe, Mr. Jacobsen, Mr. Kessler, Mr. Martin, and Mr. Mestman have held their present positions with IntraOp Medical Corporation since the closing of the merger with IntraOp Medical, Inc. on March 9, 2005. Prior to the merger, unless otherwise stated, they were directors, officers or key employees of IntraOp Medical, Inc. for at least five years.

Directors:

Donald A. Goer, Ph.D., President/CEO and Director

     A co-founder of IntraOp Medical, Inc. in 1993, Dr. Goer received his doctorate in physics in 1973 from The Ohio State University. He is a recognized expert on linear accelerator technology and is the author of a number of articles on the subject, including the chapter on radiation therapy linear accelerators for the Encyclopedia of Medical Devices and Instrumentation. After post-doctoral study in metallurgical engineering, Dr. Goer joined Varian Associates. Dr. Goer has seventeen years experience in the sales, marketing and product development of linear accelerators. From 1977 through 1985, Dr. Goer was responsible for the product development of Varian's cancer therapy equipment. Five new cancer treatment units were successfully introduced to the market during this period, resulting in the sale of more than 700 treatment systems. Between 1985 and 1990, Dr. Goer was responsible for market development and strategic planning at Varian. Dr. Goer's last position at Varian was Manager of Sales Operations with principal responsibilities in the international market. In 1991, Dr. Goer joined SRC as President. In 1991, Dr. Goer assisted in founding Accuray, Inc., a medical company providing dedicated accelerators for radiosurgery.

Paul J. Crowe, Director

     Mr. Crowe joined our Board in June 2005. Mr. Crowe has over 30 years of experience in sales, corporate development, capital finance and operation of high-technology medical imaging and therapy products and services for the healthcare industry. From November 1998 to October 2004 Mr. Crowe founded and served as Chairman of the Board, President, and CEO of Molecular Imaging Corporation, co-founded the San Diego Gamma Knife Center, LLC and UCSD Center for Molecular Imaging. In October 2004, Mr. Crowe founded and currently serves as Chairman and CEO of Nuview Radiopharmaceuticals Corporation. He previously held sales and management positions with Ritter Sybron Corporation, Rohe' Ultrasound, Philips Medical systems, and Diasonics MRI. Mr. Crowe has extensive experience with the development and operations of static and mobile medical imaging and therapy services.

Dr. Michael Friebe, Director

     Dr. Friebe joined our Board in March, 2004. Dr. Michael Friebe has been Chief Executive Officer and President of Tomovation GmbH since February 2003. Tomovation is a German company that owns and operates imaging centers in Germany and makes investments in early stage European medical technology companies. Prior to forming Tomovation, Dr. Friebe was the President of UMS-Neuromed beginning in April 2001, and a founder of Neuromed AG in November 1993. These companies operated mobile MRI, CT and PET systems in a number of European Countries. Since April 2004 he is also the CEO of BIOPHAN Europe GmbH, a developer of MRI related products and a director of BIOPHAN, Inc. (OTC:BIPH.OB) since March 2005. Dr. Friebe received BSc and MSEE in Electrical Engineering from the University of Stuttgart in Germany, and a PhD in medical engineering from the University of Witten in Germany. He also holds a Masters degree in Management from Golden Gate University, San Francisco. He is a member of several professional engineering and medical societies.

Keith Jacobsen, Director

     Mr. Jacobsen joined our Board in June 2005. Mr. Jacobsen has over 30 years executive experience in corporate finance and administration within the transportation industry, most recently with American President Companies prior to his retirement in 1999. He has served as Treasurer of the City of Orinda and was a highly decorated First Lieutenant in the U.S. Army. He holds a BS and an MBA from the University of California, Berkeley.

Stephen L. Kessler, Director

     Mr. Kessler joined our Board in December 2005. Mr. Kessler served most recently as Chief Financial Officer for the Metropolitan Transportation Authority , or MTA, of New York, the largest regional transit provider in the Western Hemisphere, from April 2004 through July 2005. At the MTA, Mr. Kessler led the development of a three year balanced budget, instituted new financial planning models to address projected structural deficits, and initiated a shared services program to reduce duplicative administrative expenses. Prior to the MTA, Mr. Kessler served as a management consultant through the Financial Executives Consulting Group, LLC, in Connecticut, from November 2001 through March 2004. Previously, from July 1999 through August 2001, Mr. Kessler served as CFO for Versaware Inc. and EverAd Inc., two high growth start-up companies that introduced electronic publishing and digital content technologies to the internet. Prior to these assignments, Mr. Kessler served as Senior Vice President, Finance and Administration for the McGraw-Hill Companies' Construction Information Group from February 1995 through July 1999. Before McGraw-Hill, Mr. Kessler held Chief Financial Officer and other senior management positions at Prodigy Services Company (IBM and Sears JV), Georgia Pacific Corporation, PepsiCo, and Westinghouse Electric Corporation from 1967 through 1995. Mr. Kessler received an MBA in Finance from the University of Chicago Graduate School of Business in 1967 and a B.S. in Industrial Management from Carnegie Mellon.

Allan C. Martin, Director

     Mr. Martin joined our Board in December 2005. Mr. Martin has over thirty years of experience in medical diagnostic imaging and treatment. Since his retirement from the General Electric Company in June of 2003, he has been a frequent guest lecturer at Albion College and University of Michigan, primarily on business ethics and best practices. He currently serves in an advisory capacity to Excellence in Consulting, LLC. He began his career with Johnson & Johnson and was promoted to various senior management positions including Director of Digital Radiography, Director of Sales and Marketing for J&J Ultrasound, and Director of Hospital Services. Mr. Martin then joined GE Healthcare in January 1990, where he was a General Manager responsible for a portion of U.S. sales of diagnostic imaging products. He was subsequently promoted to General Manager in Business Development in January 2001, and lastly General Manager in GE Corporate Finance in February 2002, where he earned the coveted "GE CEO Award." Mr. Martin is a graduate of DePauw University and has an MBA from Case Western Reserve University.

John P. Matheu, Director

     As a principal of Matheu Associates since 1996, Mr. Matheu provides consulting and management advice to the pharmaceutical, biotechnology, and medical device industry. Mr. Matheu also serves as a director of Mediscience Technology Corp., a publicly traded company. Until his retirement in 1984, Mr. Matheu served 34 years with Pfizer Pharmaceuticals, Inc., where among other accomplishments, as Vice President, he established and directed Pfizer's generic drug division. Prior to that assignment, Mr. Matheu directed Pfizer's 1,100 person sales force, its hospital marketing group, and its training department.

Theodore L. Phillips, M.D., Secretary and Director

     Dr. Phillips is the principal or contributing author on more than 300 articles on cancer treatment in the medical literature and is one of the most distinguished radiation oncologists in the world. Under his guidance as Professor and Chairman of Radiation Oncology at the UCSF from 1978 to 1998, the University became recognized as one of the top cancer treatment centers in the world. He has received numerous awards and honors for his many contributions to cancer treatment. While Dr. Phillips was Chairman of Radiation Oncology at UCSF, the hospital purchased the first Mobetron system. He currently serves as Chairman of our Technical Advisory Board and since 1998, holds the prestigious Wun-Kon Fu Endowed Chair in Radiation Oncology at UCSF.

Non-Director Executive Officers:

Regis Bescond, Controller

     Mr. Bescond joined IntraOp in October 2005. Mr. Bescond has eleven years' experience in accounting and manufacturing. Prior to joining IntraOp, Mr. Bescond served as the Accounting Manager of Ikanos Communications from June 2003 to September 2005, where he was responsible for managing an international staff of 13, consolidation of six foreign entities, financial planning and analysis, as well as reviewing SEC filings. From May 2003 to June 2003, he provided contract consulting services to Nugen Technologies. He served as Plant Controller for Johnson & Johnson from April 2001 to March 2003, and prior to that as a controller at Heartport from November 1999 to April 2001, prior to their acquisition by Johnson & Johnson.

Scott Mestman, Vice President, Sales and Marketing

     Scott Mestman was hired as IntraOp's Vice President - Sales and Marketing, in September 2005. Mr. Mestman has over 24 years of experience in radiation therapy. Prior to joining IntraOp, he most recently served as Vice President, Corporate Development for Vantage Oncology, a venture capital funded developer, owner and operator of freestanding radiation therapy centers, a position he held from January 2004 to August 2005. From March 2002 to December 2003, Mr. Mestman was Vice President, Sales Strategy and Development at Siemens Medical Solutions where he acted as a key advisor to executive management for business strategy and direction. He began his 20 year career at Varian Medical Systems as a human factors and design engineer, where he was employed from 1981 to February 2002. While at Varian, he held positions in engineering, marketing, sales, sales management, national accounts, business development and mergers and acquisitions. He also spearheaded the development of the $100 million "See and Treat" Cancer Care business in partnership with General Electric Medical Systems.

Richard Simon, Vice President of Operations

     Mr. Simon has had an extensive career in the engineering, service and manufacturing of medical equipment, including twenty years in engineering positions with the medical division of Varian Associates. For ten years, Mr. Simon served as the engineer and project manager for the C Series linacs for Varian, developing and shipping more than 450 linear accelerators during this period. He was the project manager for the VARiS oncology information system from Varian, with more than 100 systems shipped. Mr. Simon received professional training in electrical engineering and project management.

Howard Solovei, Chief Financial Officer

     Mr. Solovei joined IntraOp as a consultant in August 2002, and was appointed our Chief Financial Officer in January 2003. Prior to that, Mr. Solovei served as the CFO of Phoenix Leasing Inc., where he gained 14 years experience in leasing and equipment finance from June 1984 to April 2000. At Phoenix, Mr. Solovei was responsible for the management of nearly $1 billion of leased assets, $600 million of bank agreements for the company's 30+ partnerships and corporate entities as well as securitized debt offerings of $85 million. Mr. Solovei was also responsible for projections and strategic and tactical planning for the company and its public limited partnerships.

                          BOARD COMMITTEES AND MEETINGS

Board of Directors

     Our Board of Directors currently consists of nine directors, as described in "Proposal 1: Election of Directors." The Board believes that there should be a majority of independent directors on the Board. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer, as directors. The current Board members include seven independent directors and two members who are officers of IntraOp.

     Each of our directors, other than Dr. Donald A. Goer and Mary Louise Meurk (who will resign as a director of IntraOp immediately prior to the 2006 Annual Meeting of Stockholders) qualify as "independent" in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of IntraOp and has not engaged in various types of business dealings with IntraOp. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and IntraOp with regard to each director's business and personal activities as they may relate to IntraOp and IntraOp's management.

     The primary responsibilities of the Board are oversight, counseling and direction to IntraOp's management in the long-term interests of IntraOp and its stockholders. The Board and its committees meet throughout the year on a periodic basis, and also hold annual meetings and act by written consent from time to time as appropriate. The Board has delegated various responsibilities and authority to different Board committees as described in this section of the proxy statement. Committees regularly report on their activities and actions to the full Board. Board members have access to all IntraOp employees outside of Board meetings.

     During the fiscal year ending September 30, 2005 there were six meetings of the Board of Directors. All directors are expected to attend each meeting of the Board and the committees on which he serves, and are also expected to attend the annual stockholders' meeting. Each Board member attended 100% of the aggregate of the meetings of our Board of Directors and the meetings of all committees of the Board of Directors on which he served, except for one director, who attended 90% of such meetings.

Communications from Stockholders to the Board of Directors

     The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of the Corporate Secretary. Stockholders can send communications by fax to (408) 636-0022 or by mail to Corporate Secretary, IntraOp Medical Corporation, 570 Del Rey Avenue, Sunnyvale, CA 94085. This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients, however, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in IntraOp for review and possible response.

Nominating  Committee

     The Nominating Committee was established on April 6, 2005. The Nominating Committee is composed of three members and operates under a written charter adopted by the Board of Directors. The members of the Nominating Committee are Donald A. Goer, Michael Friebe, and John P. Matheu. Messrs. Friebe and Matheu are "independent," as defined by IntraOp policy and the National Association of Securities Dealers, Inc. listing standards. The Board appointed one director to the nominating Committee who is not "independent" as defined by IntraOp policy and the applicable listing standards. Dr. Goer serves as the Chief Executive Officer of IntraOp and, therefore, is not independent. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Appendix A. The Nominating Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating Committee is responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes numerous factors such as understanding of and achievements in manufacturing, technology, finance and marketing. These factors, and any other qualifications considered useful by the Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. The Nominating Committee has not established any specific minimum criteria or qualifications that a nominee must possess. The Nominating Committee establishes procedures for the nomination process, recommends candidates for election to the Board and also nominates officers for election by the Board. The Nominating Committee met three times during the fiscal year ended September 30, 2005.

     Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In general, candidates for nomination to the Board are suggested by Board members or by our management employees. In fiscal 2005, IntraOp did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Nominating Committee will consider candidates proposed by stockholders. The

Committee evaluates candidates proposed by stockholders using the same criteria as for other candidates. A stockholder seeking to recommend a prospective nominee for the Nominating Committee's consideration should submit the candidate's name and qualifications to the Corporate Secretary by fax to (408) 636-0022 or by mail to Corporate Secretary, IntraOp Medical Corporation, 570 Del Rey Avenue, Sunnyvale, CA 94085.

Selection of nominees for the Board of Directors

     The Board of Directors considers candidates for Board membership suggested by its members as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate.

     Once the Board has identified a prospective nominee, it considers such relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more independent members of the Board and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the majority of the independent members make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of such independent members.

Compensation Committee

     The Compensation Committee was established on April 6, 2005. The members of the Compensation Committee are John P. Matheu, Theodore L. Phillips and Paul J. Crowe, none of whom is an employee of IntraOp. The Compensation Committee makes recommendations with respect to compensation of executive officers and granting of stock options and stock awards. The Compensation Committee met once during the fiscal year ended September 30, 2005.

Audit Committee

     The Audit Committee was established on April 6, 2005, and its members were appointed on August 8, 2005. The Audit Committee is composed of three members and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is attached hereto as Appendix B. The responsibilities of the Audit Committee are contained in the Audit Committee charter. The Audit Committee from its inception through the fiscal year ended September 30, 2005 consisted of Donald A. Goer, Paul J. Crowe and Keith Jacobsen. Messrs. Crowe and Jacobsen are "independent," as defined by IntraOp policy and the National Association of Securities Dealers, Inc. listing standards. The Board appointed one director to the Audit Committee who is not "independent" as defined by IntraOp policy and the applicable listing standards. Dr. Goer serves as the Chief Executive Officer of IntraOp and, therefore, is not independent. The Board of Directors appointed Dr. Goer as an Audit Committee member because of his specific business experience relative to IntraOp's business. The Board has further determined that Dr. Goer's position with IntraOp would not interfere with his providing impartial advice to the Audit Committee and that Dr. Goer's service on the Audit Committee was in the best interests of IntraOp and its stockholders. Nevertheless, on May 12, 2006 at a meeting of our Board of Directors, Dr. Goer resigned his position on the Audit Committee and the Board elected Director Stephen L. Kessler to the Audit Committee. The Board has also determined that there is no Audit Committee financial expert serving on the Audit Committee. Although the current members of the audit committee do not meet all of the criteria of a financial expert under SEC rules, the Board of Directors believes that the current members of the Audit Committee possess sufficient financial knowledge and experience relative to the financial complexity of IntraOp's financial statements to adequately carry out their duties under the Audit Committee charter. The Audit Committee met once during the fiscal year ended September 30, 2005.

Code of Ethics

     We have adopted a code of personal and business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of personal and business conduct and ethics is filed as an exhibit to our Annual Report on Form 10-KSB.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of IntraOp.

     The Audit Committee charter, adopted by the Board of Directors on April 6, 2005, sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix B.

     Pursuant to the charter, the Audit Committee has the following responsibilities:

     --   Monitor the preparation of quarterly and annual financial reports;

     -- Review the adequacy of internal control systems and financial reporting procedures with management and independent auditors;

     --   Appoint or replace the independent auditor; and

     -- Review the general scope of the annual audit and the fees charged by the independent auditors.

     In discharging its oversight responsibility the Audit Committee has met and held discussions with management and Pohl, McNabola, Berg & Company, LLP, the independent auditors for IntraOp for the fiscal year ended September 30, 2005. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Pohl, McNabola, Berg & Company, LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended or modified.

     The Audit Committee also obtained from Pohl, McNabola, Berg & Company, LLP a formal written statement describing all relationships between IntraOp and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with Pohl, McNabola, Berg & Company, LLP any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the independence of Pohl, McNabola, Berg & Company, LLP for the fiscal year ended September 30, 2005.

     Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements on Form 10-KSB for the fiscal year ended September 30, 2005 in the Company's Annual Report for filing with the Securities and Exchange Commission.

     Management is responsible for IntraOp's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. IntraOp's' independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. Other than Donald A. Goer, who serves as IntraOp's Chief Executive Officer and President, we are not employees of IntraOp and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on IntraOp's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that IntraOp's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company's financial statement has been carried out in accordance with generally accepted auditing standards or that our company's independent registered public accounting firm are in fact "independent."

Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

                                 AUDIT COMMITTEE

                                 Donald A. Goer
                                  Paul J. Crowe
                                 Keith Jacobsen

Dated:  May 4, 2006


                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of IntraOp. Officers, directors and greater than 10% stockholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     To our knowledge, except as described below, and based solely on a review of the copies of such reports and amendments thereto furnished to us and written representations from the reporting persons that no other reports were required during the fiscal year ended September 30, 2005, we believe that all Section 16(a) filing requirements applicable to the officers, directors and greater than 10% beneficial owners of IntraOp were complied with during the fiscal year ended September 30, 2005.

     Donald A. Goer, our CEO, had one late Form 4 filing involving one transaction for the conversion of notes into common shares.

     Paul J. Crowe, one of our directors, has not filed Form 3, Initial Statement of Beneficial Ownership of Securities.

     Keith Jacobsen, one of our directors, did not file Form 3, Initial Statement of Beneficial Ownership of Securities, on a timely basis.

     Scott Mestman, one of our executive officers, did not file Form 3, Initial Statement of Beneficial Ownership of Securities, on a timely basis.

                               SECURITY OWNERSHIP
                                   OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

     The following table contains information regarding the actual beneficial ownership of our outstanding common stock, our only class of outstanding equity securities, as of May 31, 2006, for:

     -- each person or group that we know beneficially owns more than 5% of our common stock;
     --   each of our directors;
     --   our chief executive officer;
     -- the other executive officers whose compensation exceeded $100,000 in fiscal 2005; and
     --   all of our directors and executive officers as a group.

     Percentage of beneficial ownership is based on shares of common stock outstanding as of May 31, 2006, together with warrants, options, and convertible securities that are exercisable within 60 days of May 31, 2006 for each stockholder. Beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless otherwise indicated, the address of each beneficial owner listed below is the address of our principal offices.

Table of Principal Stockholders

                                              Number of Shares of  Percentage of
                                                     Common Stock      Shares of
                                         Beneficially Owned as of   Common Stock
Name                                                 May 31, 2006    Outstanding
--------------------------------------------------------------------------------
Paul J. Crowe (1)                                         37,500          0.18%
Michael Friebe (1)                                        90,500          0.44%
Donald A. Goer (1)                                     2,149,801         10.14%
Keith Jacobsen (1)                                       135,100          0.65%
Stephen L. Kessler (1)                                    22,500          0.11%
Allan C. Martin, Director (1)                            174,500          0.84%
John P. Matheu (1)                                        62,500          0.30%
Mary Louise Meurk (1)                                    448,134          2.16%
Theodore L. Phillips (1)                                  62,500          0.30%
Richard Simon (1)                                        137,500          0.66%
Howard Solovei (1)                                       219,722          1.05%
--------------------------------------------------------------------------------
Officers and Directors as a Group                      3,540,257         16.83%

William R. Hambrecht (2)                               1,430,348          6.89%
W. R. Hambrecht + Co., LLC (2)                         1,415,348          6.82%
W. R. Hambrecht/IntraOp Medical, LLC (2)               1,395,348          6.73%
Ronald W. Minor (3)                                    1,229,257          5.91%
Hans and Yvonne Morkner (4)                            1,040,000          5.02%
================================================================================

Footnotes to Table of Principal Stockholders

(1) Address: c/o IntraOp Medical Corporation, 570 Del Rey Avenue, Sunnyvale, CA 94085. Number of shares of common stock beneficially owned as of May 31, 2006 includes the following option and warrant grants:

                                               Options           Warrants
                                        Exercisable On     Exercisable On
                                          Or Within 60       Or Within 60
                                        Days of May 31,    Days of May 31,
     Name                                         2006               2006
     ---------------------------------------------------------------------
     Paul J. Crowe                              37,500                  0
     Michael Friebe                             42,500              8,000
     Donald A. Goer                            454,444             12,000
     Keith Jacobsen                             37,500                  0
     Stephen L. Kessler                         22,500                  0
     Allan C. Martin, Director                  22,500             36,000
     John P. Matheu                             57,500                  0
     Mary Louise Meurk                          52,500                  0
     Theodore L. Phillips                       62,500                  0
     Richard Simon                             137,500                  0
     Howard Solovei                            219,722                  0
     ---------------------------------------------------------------------
     Officers and Directors as a
     Group                                   1,146,666             56,000


(2) Address: 539 Bryant Street, San Francisco CA 94107. Ownership: W.R. Hambrecht + Co., Inc. (the "Parent") is the sole member of, and holds 100% of the equity interests in W.R. Hambrecht + Co., LLC ("WRH+Co"). W.R. Hambrecht/IntraOp, LLC (the "LLC") is managed by W.R. Hambrecht/IntraOp Management, LLC, of which WRH+Co is a manager and member and has voting and investment power over our held by LLC. The Parent and William R. Hambrecht are also members of LLC. As of December 31, 2004, Mr. Hambrecht had a 21.22% ownership interest in the Parent. WRH+Co holds warrants convertible into 20,000 shares of our Common Stock (the "Warrant Shares"). Mr. Hambrecht disclaims beneficial ownership of all 1,395,348 shares of the our Common Stock directly held by LLC and the 20,000 Warrant Shares, held by WRH+Co, except to the extent of his respective pro rata pecuniary interest in LLC and his beneficial ownership of WRH+Co. The Parent and WRH+Co disclaim beneficial ownership of all 1,395,348 shares of our Common Stock directly held by LLC except to the extent of their respective pro rata pecuniary interest therein. Additionally, Mr. Hambrecht may be deemed to beneficially own (i) 5,000 shares of our Common Stock held by Mr. Hambrecht and (ii) 15,000 shares of our Common Stock, upon exercise of options, held by Mr. Hambrecht.

(3) Address: 220 New Countyline Rd., Sylacauga AL 35151. Number of shares of common stock beneficially owned as of April 30, 2006 includes 63,000 warrants exercisable at or within 60 days of April 30,, 2006.

(4) Address: 15720 Simoni Drive, San Jose CA 95127.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of September 30, 2005:

                                                                                  Number of securities
                                                                                   remaining available
                                      Number of                                    for future issuance
                                   securities to be           Weighted-               under equity
                                     issued upon           average exercise        compensation plans
                                     exercise of              price of            (excluding securities
                                     outstanding             outstanding              reflected in
                                       options                 options                 column (a))
                                         (a)                     (b)                       (c)
                                  -------------------     ------------------     -----------------------
Equity compensation plans
approved by security holders           1,097,500                $0.788                   899,500

Equity compensation plans not
approved by security holders               0                      $0                        0
                                  -------------------     ------------------     -----------------------

Total:                                 1,097,500                $0.788                   899,500




                             EXECUTIVE COMPENSATION

Compensation of Non-Employee Directors

     Each member of the Board of Directors who is not an employee of IntraOp is compensated for his services as director as follows: $2,500 for each Board meeting attended in person, and $500 for each Board meeting attended by telephone. In addition, each non-employee member of the Board of directors is annually granted a nonstatutory stock option to purchase 30,000 shares of common stock under our stock option plan, as described below.

Compensation of Executive Officers

     The following table provides information concerning the compensation received for services rendered to IntraOp Medical Corporation in all capacities during the years ended September 30, 2005, September 30, 2004 and September 30, 2003 by our chief executive officer and each of the other most highly compensated executive officers or key employees whose compensation exceeded $100,000 for the fiscal year ended September 30, 2005.

                           Summary Compensation Table

                                                                            Long-Term
                                             Annual Compensation           Compensation
                                      ---------------------------------- ----------------
                                                          Other Annual      Securities       All Other
Name and Principal           Fiscal                       Compensation      Underlying     Compensation
 Position                     Year      Salary    Bonus      ($)(1)         Options (#)         ($)
-------------------------- ---------- ---------- ------- --------------- ---------------- ---------------
Donald A. Goer                2005     $176,551       -               -       450,000          $    -
  President and Chief         2004     $165,000                               435,000          $2,462
  Executive Officer           2003     $165,000                               420,000          $1,847

Howard Solovei                2005     $144,451       -               -       190,000               -
   Chief Financial Officer    2004     $135,000                               180,000
                              2003     $101,250                               175,000

Richard Simon                 2005     $128,528       -               -       135,000               -
   Vice President,            2004     $120,120                               125,000
   Operations                 2003     $120,120                               115,000


     (1)  For the years ended September 30, 2005, 2004 and 2003, there were no:

          a. perquisites over the lesser of $50,000 or 10% of any of the above named executive officers' total salary and bonus;
          b. payments of above-market preferential earnings on deferred compensation;
          c.   tax payment reimbursements; or
          d.   preferential discounts on stock.

     ----------

              Option Grants in Fiscal Year Ended September 30, 2005

     IntraOp Medical Corporation made the following options grants to its chief executive officer and each of the other most highly compensated executive officers or key employees whose compensation exceeded $100,000 for the fiscal year ended September 30, 2005:

                                                                           Exercise
                                                            Options       Price Per      Expiration       Percentage
Name and Principal Position                                 Granted           Share            Date              (1)
Donald A. Goer, President and Chief Executive
Officer                                                      15,000          $1.375       9/30/2014           25.21%
Howard Solovei, Chief Financial Officer                      10,000          $1.250       9/30/2014           16.81%
Richard Simon, Vice President, Operations                    10,000          $1.250       9/30/2014           16.81%


(1) Percentage of total option grants to all employees in the fiscal year ended September 30, 2005.

Aggregate Option Exercises and Fiscal Year-End Option Values

     During the fiscal year ended September 30, 2005, neither the chief executive officer nor any of the other most highly compensated executive officers or key employees whose compensation exceeded $100,000 of IntraOp Medical Corporation exercised any options.

Employment Agreements

     Donald A. Goer, our Chief Executive Officer, has an employment agreement with IntraOp that provides for an annual salary of $184,800. In addition, Dr. Goer will receive a severance payment equal to one year's salary in the event of IntraOp terminates his employment without cause. The agreement automatically renews for successive one-year periods unless either party gives prior written notice of termination at least 60 days prior to the end of the then current one-year term.

     Howard Solovei, our Chief Financial Officer, has an employment agreement with IntraOp that provides for an annual salary of $166,125. In addition, Mr. Solovei will receive a severance payment equal to (i) two weeks salary times the number of months Mr. Solovei has been employed by IntraOp, up to a maximum of twelve months' salary, if he is terminated by IntraOp without cause or (ii) in the event that Mr. Solovei is terminated without cause and there is a change of control of IntraOp prior to Mr. Solovei's termination or within four months following such a termination, twelve months' salary. The agreement automatically renews for successive one-year periods unless either party gives prior written notice of termination at least 60 days prior to the end of the then current one-year term.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the two fiscal years ended September 30, 2004 and September 30, 2005 we entered into the following transactions with our directors, chief executive officer and our other most highly compensated executive officers or key employees whose compensation exceeded $100,000 and or beneficial owners of 5% or more of our common stock:

     Donald A. Goer, our Chief Executive Officer and a director, made unsecured loans to us in the aggregate principal amount of $862,255, including the capitalization of $109,675 of accrued and unpaid interest on those same notes or notes made prior to October 1, 2003. We repaid $340,000 of principal plus interest thereon of those same notes or notes made prior to October 1, 2003, and Dr. Goer converted $100,000 of principal and interest thereon of those same notes or notes made prior to October 1, 2003 into our common stock. The notes bore interest from 8 - 9% per annum. As of September 30, 2005, notes in the principal amount of $1,000,025, plus accrued interest thereon, remained outstanding.

     Mary Louise Meurk, who will resign as the Secretary and a director of IntraOp immediately prior to the 2006 Annual Meeting of Stockholders, made unsecured loans to us in the aggregate principal amount of $54,671, including the capitalization of $29,671 of accrued and unpaid interest on those same notes or notes made prior to October 1, 2003. The notes bore interest at 9%. As of September 30, 2005, notes in the principal amount of $174,671, plus accrued interest thereon, remained outstanding.

     Michael Friebe, a director, made unsecured loans to us in the aggregate principal amount of $50,000. We repaid $50,000 of principal, plus interest thereon, on those notes, and Dr. Friebe converted $50,000 of principal of notes made prior to October 1, 2003 into our common stock. The notes bore interest at 9% per annum. As of September 30, 2005, no amounts remained outstanding. We paid $23,545 of fees to two overseas firms controlled by Dr. Friebe for sales and marketing consulting in Europe provided by Dr. Friebe directly or employees of the firms he controls.

     Theodore L. Phillips, a director, made an unsecured loan to us in the aggregate principal amount of $5,000. The notes bears interest at 9%. As of September 30, 2005, the note remained outstanding.

     John P. Matheu, a director, made an unsecured loan to us in the aggregate principal amount of $5,000. The notes bears interest at 9%. As of September 30, 2005, the note remained outstanding.

                             DISCUSSION OF PROPOSALS
                      RECOMMENDED BY THE BOARD OF DIRECTORS

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

Nominees for election to the Board of Directors

     Our Bylaws provide that the number of directors of IntraOp shall be determined by resolution of the Board of Directors but in no event shall be less than three. The number of directors is currently set at nine (9). The Board of Directors has recommended candidates for 8 of the 9 Board positions, with one Board seat remaining vacant.

     The Board of Directors recommends the election as directors the nominees listed below, to hold office for the terms indicated and until their successors are elected and qualified or until their earlier death, resignation or removal. The person named as "Proxy" in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the Annual Meeting of Stockholders that the nominee named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     A stockholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of IntraOp.

     The following sets forth the name and age as of August 8, 2006 of each nominee for director:


                Name                                        Age
                ----                                        ---
                Donald A. Goer                              63

                Paul J. Crowe                               56

                Michael Friebe                              41

                Keith Jacobsen                              62

                Stephen L. Kessler                          63

                Allen C. Martin                             56

                John P. Matheu                              84

                Theodore L. Phillips, M.D.                  73

Family Relationship Among the Current Directors and Executive Officers

     No family relationships exist among our directors or executive officers.

THE INTRAOP BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR

                                   PROPOSAL 2:
    TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE 1995 STOCK OPTION PLAN TO
      RENAME THE PLAN "THE 2005 EQUITY INCENTIVE PLAN" AND TO AUTHORIZE AN
                          ADDITIONAL 1,600,000 SHARES
                          FOR ISSUANCE UNDER THE PLAN

Description of the Proposal

     You are being asked to vote on a proposal to approve the amendment and restatement of our 1995 Stock Option Plan, which we have renamed the "2005 Equity Incentive Plan" (the "Plan"). Subject to stockholder approval, on December 7, 2005, our Board of Directors approved the amendment and restatement of the Plan to, among other things: (a) change the name of the Plan to the "2005 Equity Incentive Plan;" (b) increase the number of shares authorized for issuance under the Plan by one million six hundred thousand (1,600,000) shares; and (c) extend the term of the Plan to December 6, 2015.

     The purpose of the Plan is to attract, motivate and retain highly qualified employees and members of our Board of Directors. We issue options to provide our employees and directors an opportunity to acquire or increase their ownership stake in us, creating a stronger incentive to expend maximum effort for our growth and success and encouraging our employees and directors to continue their service with us. Our Board of Directors believes that stock-based incentives will continue to play a vital role in our success.

     As of May 31, 2006, there were a total of 1,740,000 outstanding stock options under the Plan and 257,000 shares of common stock, excluding the proposed increase of 1,600,000 shares, remained available for future grants under the Plan. As our company continues to develop, we will need the flexibility to provide grants to key employees to provide incentives for them to manage expanded levels of operations and achieve our growth targets.

     We believe that in a business that is as heavily human-capital intensive as ours, options and other types of stock awards are an important factor in hiring and retaining talented personnel. While we recognize the possible dilutive effect to our stockholders, we believe, on balance, the incentive that is provided by the opportunity to participate in our growth and earnings through the granting of awards to acquire our common stock is important to our success and, accordingly, will benefit us and our stockholders. We believe it is in the best interests of our stockholders to approve these amendments to, and the restatement of, the Plan.

Principal Provisions of the 2005 Equity Incentive Plan

     The following summary of the Plan, as amended and proposed for stockholder approval, is not a complete description of all of the provisions of the Plan and is qualified in its entirety by reference to the full text of the proposed amended Plan that is attached hereto as Appendix C.

     Administration. Our Board of Directors, or a committee designated by the Board of Directors, administers our Plan. The Board, or its delegates, determines who will be granted awards, the date of grants of awards and the terms and provisions of each award (which need not be identical).

     Eligibility. Our employees, non-employee directors and consultants are eligible to receive awards under the Plan, a total of approximately 24 people.

     Securities Subject to Plan. As of May 31, 2006, a total of 257,000 shares of common stock, excluding the proposed increase of 1,600,000 shares, remain available for future awards under the Plan. If the amendments to the Plan are approved by the stockholders, the number of shares of common stock available for future awards will be increased by 1,600,000 shares, with a total of 4,000,000 shares ultimately reserved in total under the Plan (including options and shares already issued under the Plan). As of May 31, 2006, there were outstanding options to purchase 1,740,000 shares of our common stock under the Plan.

     Should an option under the Plan expire or terminate for any reason prior to exercise in full, the shares subject to the unexercised portion of the option will be available for subsequent awards under the Plan.

     Option Grants: Price and Exercisability. The Plan authorizes the Board to grant options that are incentive stock options or nonstatutory stock options. Incentive stock options may be granted only to employees of IntraOp. Nonstatutory stock options may be granted to employees, non-employee directors and consultants of IntraOp. The option exercise price of each option granted under the Plan may not be less than 100% of the fair market value of the common stock on the grant date, as determined by the Board of Directors or a Committee of the Board. As of June 15, 2006, the last reported sale price for our common stock on the OTC Bulletin Board was $0.70 per share.

     For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value of a share of common stock on any relevant date will be the fair value of the common stock as determined by the Board of Directors in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

     Options granted under the Plan may be exercised in whole or in part and the purchase price may be paid in cash, other shares of our common stock or through a net exercise.

     No optionee will have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. During the optionee's lifetime, the option may be exercised only by the optionee and options are not assignable or transferable other than by will or the laws of descent and distribution.

     Options granted under the Plan must be exercised within a period fixed by the Board, which period shall be not more than ten years from the date of grant. Options may expire before the end of the option period if the optionee's service with us ceases for any reason, including death, disability, retirement or termination.

     The Board shall determine the vesting schedule for options and shall set forth such vesting schedule in the award agreement. Vesting may be based on any of the following: (i) continuous employment with the Company, (ii) performance, or (iii) any combination of (i) and (ii).

     Termination of Service. Any option held by the optionee upon termination of service will cease to be exercisable 90 days following termination of service, if the cause of termination is anything other than death or disability. Each such option will normally be exercisable only as to shares of common stock in which the optionee is vested at the time of termination. In the case of death or disability, any option held by the optionee upon termination of service will be exercisable until the expiration of the option period, in the case of death, and one year from the date of termination in the case of disability, and all such options shall be exercisable to the extent vested at the time of death or disability.

     Reorganization or Liquidation of the Company. In the event of the liquidation or dissolution of IntraOp, any unexercised options then outstanding shall be deemed canceled as of the effective date of such event.

     Amendment and Termination of Plan. No awards may be granted under the Plan after December 6, 2015 and the Plan shall terminate when all options under the plan are no longer outstanding. The Board of Directors may, at any time, amend or discontinue the Plan, and the Board may amend or cancel any option for any lawful purpose, but no action can adversely affect rights under any outstanding award without the recipient's consent. Except for adjustments upon changes in capitalization, stock split or dividend, merger or similar event, the Plan prohibits us from increasing the maximum number of shares available under the Plan, materially modifying the requirements as to eligibility to participate in the Plan or materially increase benefits accruing to option holders under the Plan without stockholder approval.

     Adjustments and Corporate Transactions. If any change of common stock occurs (through a recapitalization, stock dividend, stock split, reorganization, merger or similar change affecting common stock), we will make appropriate adjustments in the number and kind of shares covered by each outstanding option or other award granted under the Plan, the maximum number of shares reserved for issuance under the Plan and the exercise price per share in respect of each outstanding option or other award to prevent dilution or enlargement of benefits thereunder.

Summary of Federal Income Tax Consequences of Awards Granted Under the Plan

     The following is only a summary of the general rules of present U.S. federal income tax law relating to the tax treatment of the recipient and IntraOp with respect to the awards under the Plan. The discussion is general in nature and is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant's death or the income taxes of any city, state or foreign country in which the participant may reside.

     Options granted under the Plan may be incentive stock options or non-statutory options.

     Incentive Stock Options. Under current tax rules, an optionee will not be subject to the regular income tax when an incentive stock option ("ISO") is issued or when the ISO is exercised. However, the spread between the value of the stock and the option exercise price will be included in the calculation for determining whether the alternative minimum tax applies to the optionee. The optionee may be subject to the regular income tax when he or she sells or otherwise disposes of the shares issued upon exercise of the ISO. If the optionee satisfies the ISO holding periods, the difference between the exercise price of the option and the sale price of the shares issued upon exercise of the option will be treated as long-term capital gain or loss. To qualify for preferential tax treatment, the shares purchased in an ISO exercise must be held at least one (1) year from the date of the option exercise and two (2) years from the date of option grant. If the optionee transfers shares issued upon exercise of an ISO prior to satisfying both of the holding periods, the optionee will have a "disqualifying disposition," and the shares the optionee sells will be disqualified from preferential tax treatment. If the optionee makes a disqualifying disposition by selling shares resulting from an ISO exercise prior to the expiration of the applicable holding periods, the optionee will pay ordinary income tax on the lesser of: (i) the difference between the exercise price of the ISO and the fair market value of the shares on the date of exercise, or (ii) the difference between the fair market value of the shares on the date of the disqualifying disposition and the exercise price. This amount will be added to the optionee's total wages, but IntraOp will not withhold taxes on this additional income. The optionee will also have capital gain income if the sale price of the shares sold in a disqualifying disposition is greater than the fair market value on the exercise date.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     We may be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.


Accounting Treatment

     Beginning January 1, 2006, we will be required to adopt Financial Accounting Standard ("FAS") 123r, which requires "fair-value" accounting for all share-based payments, including employee stock options that are granted with an exercise price equal to the fair market value of the option shares on the grant date. Under this new standard, we will be required to record on our balance sheet the fair market value of all employee stock option awards on the date of grant, and amortize as compensation expense that estimated value on a pro rata basis over the service period.

Required Vote and Board Recommendation

     The affirmative vote of the holders of a majority of the votes cast on this proposal in person or by proxy is required to approve the amendment of the Plan.

THE INTRAOP BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1995 STOCK OPTION PLAN AND TO AUTHORIZE AN ADDITIONAL 1,600,000 SHARES FOR ISSUANCE UNDER THE PLAN.

                                   PROPOSAL 3:
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our Board of Directors has selected Pohl, McNabola, Berg & Company, LLP as our principal accountant for the fiscal year ending September 30, 2006 and has further directed that management submit the selection of the principal accountant for ratification by the stockholders at the annual meeting. The audit committee recommended the appointment of Pohl, McNabola, Berg & Company, LLP to the Board. Pohl, McNabola, Berg & Company, LLP has acted as our principal accountant starting with fiscal year 2005.

     Stonefield Josephson, Inc., or SJI, became the independent public accountants for IntraOp on April 25, 2005. SJI had been the independent auditors and reviewed the financial statements of IntraOp Medical, Inc., a Delaware corporation, or IMI, since May 21, 2004. IMI was merged with and into IntraOp on March 9, 2005, and on April 25, 2005, became our independent public accountants.

     On September 12, 2005, SJI resigned as the independent registered public accounting firm for IntraOp. SJI's report on IMI's consolidated balance sheet as of September 30, 2004 and the related consolidated statements of operations and stockholders' deficit and cash flows for the years ended September 30, 2004 and September 30, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report expressed SJI's opinion that various factors about IMI raised substantial doubt about the ability of IMI to continue as a going concern. In connection with its audit of IMI's consolidated balance sheet as of September 30, 2004 and the related consolidated statements of operations and shareholders' deficit and cash flows for the years ended September 30, 2004 and September 30, 2003 and, with respect to IntraOp, for the period from April 25, 2005 through September 12, 2005, neither IntraOp nor IMI had any disagreements, whether or not resolved, with SJI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of SJI, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of IntraOp or IMI for such periods.

     On October 27, 2005 the Audit Committee approved the engagement of Pohl, McNabola, Berg & Company, LLP as its principal accountant to audit its financial statements for the fiscal year ending September 30, 2005 and signed an audit engagement letter with the firm on November 17, 2005.

Fees

     (1) Audit Fees. The aggregate fees billed to us for the years ended September 30, 2005 and September 30, 2004 for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-KSB were $101,728 and $56,840, respectively.

     (2) Audit-Related Fees. There were no fees billed to us for the years ended September 30, 2005 and September 30, 2004 for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Item (1) above.

     (3) Tax Fees. The aggregate fees billed to us for the years ended September 30, 2005 and September 30, 2004 for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning were $0 and $7,275, respectively.

     (4) All Other Fees. There were no other fees billed to us for the years ended September 30, 2005 and September 30, 2004 for products and services provided by our principal accountant, other than the services reported in Items
(1) through (3) above.

     (5) Our audit committee pre-approves all auditing and tax services to be provided by our principal accountant on an annual basis prior to entering into an engagement with our principal accountant for such services. All other non-audit services, if any, must be pre-approved by our audit committee on a case by case basis. All services described in Items (1) through (4) above for the fiscal year ended September 30, 2005, were pre-approved by management, or following their first meeting on October 27, 2005, by our audit committee.

     (6) All of the hours expended on our principal accountant's engagement to audit our financial statements for the fiscal year ended September 30, 2005 were attributed to work performed by our principal accountant's full time, permanent employees.


General

     Representatives of Pohl, McNabola, Berg & Company, LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Pohl, McNabola, Berg & Company, LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of Pohl, McNabola, Berg & Company, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of IntraOp and its stockholders.

     THE INTRAOP BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF POHL, McNABOLA, BERG & COMPANY, LLP AS OUR INDEPENDENT AUDITORS.

                                  OTHER MATTERS

Information About Stockholder Proposals

     If you wish to submit a proposal to be included in our proxy statement for consideration at our 2007 annual meeting, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, we must receive your proposal no later than March 7, 2007.

     If you intend to present a proposal at our 2007 annual meeting, but you do not intend to have it included in our 2007 proxy statement, your proposal must be delivered to the Secretary of IntraOp no later than May 21, 2007.

Other Business

     The Board of Directors does not intend to bring any other business before the meeting and, to the knowledge of the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

Annual Report

     Together with this proxy statement, we have distributed to each of our stockholders our Annual Report on Form 10-KSB for the year ended September 30, 2005, which includes the consolidated financial statements of IntraOp and its subsidiaries. If you have not received a copy of our Form 10-KSB for the year ended September 30, 2005 we will send you a copy, without charge, upon written request to our Corporate Secretary at the address below.

     The Annual Report on Form 10-KSB includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:

                               Corporate Secretary
                           IntraOp Medical Corporation
                               570 Del Rey Avenue
                           Sunnyvale, California 94085

     In addition, the Securities and Exchange Commission maintains an internet site at http://www/sec.gov that contains information filed with them.

     You should rely only on the information contained in this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated June 20, 2006. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Mary Louise Meurk
                                           ---------------------
                                           Mary Louise Meurk, Secretary
                                           IntraOp Medical Corporation

Dated:  June 20, 2006
Sunnyvale, California

                                                                      APPENDIX A

                          Nominating Committee Charter
                          ----------------------------

                           INTRAOP MEDICAL CORPORATION
                                   CHARTER OF
                     THE NOMINATING AND GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.   STATEMENT OF POLICY

     This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Intraop Medical Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

     The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates;
(iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

     The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq, provided that one director who does not meet the independence criteria of Nasdaq may, subject to the approval of the Board, serve on the Committee pursuant to, and subject to the limitation under, the "exceptional and limited circumstances" exception as provided under the rules of Nasdaq.

     The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

     A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

     The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III. MEETINGS

     The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

     The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.  COMMITTEE AUTHORITY AND RESPONSIBILITY

     To fulfill its responsibilities and duties hereunder, the Committee shall:

  A. Nominating Functions

     1. Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

     2. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

     3. Consider any nominations of director candidates validly made by stockholders.

     4. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

  B. Corporate Governance Functions

     1. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles shall include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

     2. Assist the Board in developing criteria for the evaluation of Board and committee performance.

     3. Evaluate the Committee's own performance on an annual basis.

     4. If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

     5. Review and recommend to the Board changes to the Company's bylaws as needed.

     6. Develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

     7. Make regular reports to the Board regarding the foregoing.

     8. Review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     9. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                             Audit Committee Charter
                             -----------------------

                           INTRAOP MEDICAL CORPORATION
                      CHARTER OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS


I.   STATEMENT OF POLICY

     This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Intraop Medical Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

     The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor, review the performance of the Company's internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

     The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

     The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market, provided that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the "exceptional and limited circumstances" exceptions as provided under the rules of Nasdaq. In addition, the Committee shall not include any member who:

     -- has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three
          (3) years; or

     -- accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

     -- is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.

     Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.  COMMITTEE AUTHORITY AND RESPONSIBILITIES

     To fulfill its responsibilities and duties, the Committee shall:

  A. Oversight of the Company's Independent Auditor

     1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

     2. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

     3. Obtain and review annually a report from the independent auditor describing (i) the independent auditor's internal quality-control procedures,
(ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

     4. Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor's quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company's internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

     5. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

     6. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting.

     7. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     8. Approve as necessary the termination of the engagement of the independent auditor.

     9. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

     10. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company's management.

     11. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

  B. Review of Financial Reporting, Policies and Processes

     1. Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements.

     3. Review and discuss with management and the independent auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's periodic reports.

     4. Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

     5. Periodically meet separately with management and with the independent auditor.

     6. Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     7. Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

     8. To the extent that it deems appropriate, review with management its evaluation of the Company's procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

     9. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

     10. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

     11. Review any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of alternative GAAP methods on the financial statements.

     12. Review any special audit steps adopted in light of material control deficiencies.

  C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

     1. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

     2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

     3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

     4. Consider and present to the Board for adoption a Code of Conduct for all employees and directors, which meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

     5. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Conduct and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

     6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

     7. Review with the Company's general counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company's Code of Conduct.

     8. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

     9. Review and reassess the Charter's adequacy at least annually.

                                                                      APPENDIX C

                           2005 Equity Incentive Plan
                           --------------------------

                           INTRAOP MEDICAL CORPORATION
                           2005 EQUITY INCENTIVE PLAN

                  Board of Directors Approval: December 7, 2005

                   Stockholder Approval: ______________, 2006

     1. Purposes of the Plan. The purposes of the 2005 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

     2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:


          (a) "Affiliate" shall mean any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" shall mean the Common Stock of the Company.

          (e) "Company" shall mean Intraop Medical Corporation, a Nevada corporation, or any successor thereto.

          (f) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

          (g) "Consultant" shall mean any consultant, independent contractor or other person who provides significant services to the Company or any Subsidiary, but who is neither an Employee nor a Director.

          (h) "Director" shall mean a member of the Board of Directors of the Company.

          (i) "Employee" shall mean any person, including officers (whether or not they are directors) , employed by the Company or any Affiliate.

          (j) "Fair Market Value" shall mean the price for the Shares determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (l) "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

          (m) "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

          (n) "Option" shall mean a stock option granted pursuant to the Plan.

          (o) "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          (p) "Optioned Shares" shall mean the Common Stock subject to an Option.

          (q) "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

          (r) "Plan" shall mean this 2005 Equity Incentive Plan. The Plan was formerly named the Intraop Medical, Inc. 1995 Stock Option Plan.

          (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (t) "Share" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

          (u) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (v) "Termination of Service" shall mean (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a non-employee Director, a cessation of the Director's service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, disability, retirement or non-reelection to the Board.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is four million (4,000,000) Shares. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, became available for other Option grants under the Plan. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan and the number, class, and price of Shares subject to outstanding Options in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Options. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan; provided, that if unvested Shares of Common Stock are repurchased by the Company at their original purchase price, and the original Shares purchaser did not receive any benefits of ownership of those Shares (other than voting rights), then those Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Procedure. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than three (3) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe, once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

          Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

          The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (ii) to determine the exercise price of options to be granted, the Employees, Directors and Consultants to whom and the time or times at which options shall be granted, and the number of shares to be represented by each option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) defer an exercise date of any Option (with the consent of the Optionee), subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Acceleration of Vesting. In addition to its other powers, the Committee, in its discretion, has the right, but not the obligation, to accelerate unvested Options in connection with (i) any tender offer for a majority of the outstanding shares of Common Stock by any person or entity; (ii) any proposed sale or conveyance of all or substantially all of the property and assets of the Company; or (iii) any proposed consolidation or merger of the Company with or into any other corporation, unless the Company is the surviving corporation. In the case of such accelerated vesting, the Company shall give written notice to the holder of any Option that such Option may be exercised even though the Option or portion thereof would not otherwise have been exercisable had the foregoing event not occurred. In such event, the Company shall permit the holder of any Option to exercise during the time period specified in the Company's notice, which period shall not be less than ten days following the date of notice. Upon consummation of a tender offer or proposed sale, conveyance, consolidation or merger to which such notice shall relate, all rights under said Option which shall not have been so exercised shall terminate unless the agreement governing the transaction shall provide otherwise.

          (d) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

     5. Eligibility.

          (a) Persons Eligible for Options. Options under the Plan may be granted only to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate Fair Market Value of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000 (determined as of the grant date). Any options granted that exceed the foregoing limitation shall be deemed to be Nonstatutory Stock Options.

          (b) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Subsidiary) to terminate such employment or service at any time.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 17 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; provided that, no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 425(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliates shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     8. Exercise Price and Consideration.

          (a) Exercise Price. Except as provided in subsection (b) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: the Fair Market Value of such Shares on the date the Option is granted; provided that, in the case of any Optionee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the exercise price shall be not less than one hundred and ten percent (110%) of Fair Market Value of such Shares on the date the Option is granted.

          (b) Ten Percent Stockholders. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to one hundred and ten percent (110%) of the Fair Market Value of such Shares on the grant date.

          (c) Consideration. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9. Exercise of Option.

          (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Options granted under the Plan shall vest at a rate of at least twenty percent (20%) per year.

          (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement evidencing the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company.

          An Option may not be exercised for fractional shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 12 of the Plan. The exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule l6b promulgated under the Exchange Act.

          (c) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90)-day period immediately prior thereto, an Employee or Director, the Option may be exercised, at any time prior to the expiration of the Option period, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent such Option was exercisable at the time of the Optionee's death.

          (d) Disability of Optionee. In the event of the disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Director, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent such Option was exercisable at the time of the termination of Optionee's status as an Employee or Director or the date on which Optionee first becomes disabled, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (e) Termination of Status as an Employee, Director or Consultant. If an Optionee shall cease to be an Employee or Director for any reason other than disability or death, or if an Optionee shall cease to be Consultant for any reason, the Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Committee, but no greater than ninety (90) days in the case of an Incentive Stock Option) after such Optionee's Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no option shall be exercisable after the expiration of the Option period.

          (f) Exercise of Option with Stock. The Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the aggregate exercise price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate exercise price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

          (g) Withholding Requirements. Prior to the delivery of any Shares, the Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee's FICA obligation) required to be withheld.

          (h) Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit an Optionee to satisfy such tax withholding obligation, in whole or in part by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Optionee with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

     10. Non-Transferability of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

     11. Limited Transferability of Options No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to an Option granted to an Optionee shall be available during his or her lifetime only to the Optionee.

     12. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company, or upon the sale of substantially all of the assets of the Company, or upon any merger or consolidation of the Company if the Company is not the surviving corporation, the Options granted under the Plan shall terminate and thereupon become null and void. Each Optionee shall be given not less than ten (10) days notice of such event and the opportunity to exercise each outstanding option before such event is effected.

     13. Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Exchange Act Rule 16b-3 or any Nasdaq or securities exchange listing requirements. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     16. Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     17. Effective Date of Plan. This Plan shall become effective when adopted by the Company's Board of Directors and shall be submitted to the Company's stockholders for approval.

     18. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

                                                                      APPENDIX D


                     PROXY -- Notice of 2006 Annual Meeting
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTRAOP MEDICAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 8, 2006 AT 2:00PM
  Sheraton Hotel, Orchid Room, 1100 North Mathilda Avenue, Sunnyvale CA 94089.

The signing stockholder hereby constitutes and appoints Donald A. Goer, Chief Executive Officer of Intraop Medical Corporation and Howard Solovei, Chief Financial Officer of Intraop Medical Corporation as proxies, with the power to appoint his substitute, and hereby authorizes each to represent and to vote as designated below, all shares of common stock of Intraop Medical Corporation held of record by the signing stockholder on June 6, 2006 at the annual meeting of stockholders to be held on August 8, 2006, or any adjournment thereof.

1. Election of Directors -- The Board of Directors recommends a vote "FOR" all director nominees:


[ ]  (01) Paul J. Crowe           [ ]  (05) Stephen L. Kessler            [ ] FOR ALL EXCEPT
[ ]  (02) Michael Freibe, Ph. D.  [ ]  (06) Allen C. Martin                   To withhold a vote for a specific
[ ]  (03) Donald A. Goer, Ph. D.  [ ]  (07) John P. Mathew                    nominee, mark this box with an X and
[ ]  (04) Keith Jacobson          [ ]  (08) Theodore L. Phillips, M.D.        the numbered box to the left from the
                                                                              numbered list of nominees.


[ ]  TO VOTE FOR ALL NOMINEES     [ ]  TO WITHHOLD VOTE FROM ALL NOMINEES
             ---                          --------

Proposals -- The Board of Directors recommends a vote "FOR" proposals 2 and 3

2. To approve the amendment and restatement of the 1995 Stock Option Plan and authorize an additional 1,600,000 shares for issuance under the Plan:

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. To ratify the appointment of Pohl, McNabola, Berg & Company, LLP as auditors of the Company's financial statements for the fiscal year ending September 30, 2006:

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

                (Continued and to be signed on the reverse side)

The signing stockholder hereby acknowledges receipt of the notice of annual meeting and proxy statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the annual meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

This proxy when properly executed will be voted in the manner directed herein by the signing stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.


                        Authorized Signatures -- Sign Here -- This section must be completed for your instructions to be executed.


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                        Signature                               Date

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                        Signature                               Date


                        Please sign as name(s) appears hereon. Give full title if you are signing for a corporation, partnership or other entity, or as an attorney, administrator, executor, guardian, trustee or in any other representative capacity.